Exhibit 99.1

Press Release

Astellas Completes Acquisition of Audentes Therapeutics

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Combined company positioned to become a global leader in AAV-based genetic medicines, with Audentes to operate as a wholly-owned subsidiary and Center of Excellence for Astellas’ newly created Genetic Regulation Primary Focus

-	Natalie C. Holles appointed President and Chief Executive Officer of Audentes

TOKYO and San Francisco, January 15, 2020 - Astellas Pharma Inc. (TSE: 4503, President and Chief Executive Officer: Kenji Yasukawa, Ph.D., “Astellas”) today announced that it has successfully completed the previously announced acquisition of Audentes Therapeutics, Inc. (“Audentes”), through a tender offer by its indirect wholly-owned subsidiary Asilomar Acquisition Corp. (“Asilomar”) for all of the issued and outstanding shares of common stock of Audentes for a price of US$60.00 per share net to the seller in cash (“Tender Offer”) and the subsequent merger of Asilomar with and into Audentes. Astellas commenced the Tender Offer on December 16, 2019, New York City time, and the Tender Offer expired at 12:00 midnight, New York City time, at the end of the day on January 14, 2020. As of the expiration of the Tender Offer, 35,852,857 shares of Audentes common stock were validly tendered and not properly withdrawn, representing approximately 76.7% of the shares of Audentes common stock outstanding, and such shares have been accepted for payment under the terms of the Tender Offer. The acquisition positions the combined company to become a global leader in AAV-based genetic medicines.

“The Audentes team is comprised of highly talented individuals with world-class expertise in AAV-based genetic medicines manufacturing, research and development, and commercialization,” said Kenji Yasukawa, President and CEO, Astellas. “We look forward to working with Audentes to accelerate and expand our efforts in genetic medicines, and to leverage this innovative science to create significant value for patients.”

Within Astellas, Audentes will operate as a wholly-owned subsidiary, and will serve as the Center of Excellence for the newly created Genetic Regulation Primary Focus, providing leadership for AAV pipeline advancement through commercialization, manufacturing expansion, and next-generation research initiatives. Effective immediately, Natalie C. Holles has been appointed President and Chief Executive Officer of Audentes.

“Today marks the start of an exciting new chapter for Audentes. By joining the Astellas group of companies, we are confident we can achieve our mandate to expand the breadth and scope of our work to new geographies and patient populations,” stated Natalie C. Holles, President and Chief Executive Officer, Audentes. “Now backed by the substantial resources and global footprint of Astellas, we remain focused on achieving our goal of submitting a Biologics License Application (BLA) for AT132 for the treatment of X-linked Myotubular Myopathy to the U.S. Food and Drug Administration later this year, advancing the new combined pipeline, and building a world-class genetic medicines company.”

Astellas is currently reviewing the impact that the completion of the transactions described above may have on its consolidated business forecast for the current fiscal year and will make any necessary disclosure in accordance with applicable requirements.

About Astellas Pharma Inc.

Astellas Pharma Inc., based in Tokyo, Japan, is a company dedicated to improving the health of people around the world through the provision of innovative and reliable pharmaceutical products. For more information, please visit Astellas’ website at https://www.astellas.com/en

About Audentes Therapeutics, Inc., an Astellas Company

Audentes Therapeutics, Inc., an Astellas company, is an AAV-based genetic medicines company focused on developing and commercializing innovative therapies that can offer transformative benefits to patients. In addition to its gene therapy portfolio targeting serious rare neuromuscular diseases, Audentes is leveraging Astellas’ global resources, industry leadership in immune biology, and deep scientific expertise to expand its reach and deliver valuable new genetic medicines to patients around the world. For more information regarding Audentes, please visit www.audentestx.com.

Cautionary Notice Regarding Forward-Looking Statements

This document contains “forward-looking statements” relating to the acquisition of Audentes by Astellas. Such forward-looking statements include, but are not limited to, Astellas’ and Audentes’ beliefs and expectations and statements about the benefits sought to be achieved in Astellas’ acquisition of Audentes, the potential effects of the acquisition on both Astellas and Audentes, as well as the expected benefits and success of Audentes’ product candidates, the timing and nature of regulatory filings for Audentes’ product candidates, the timing of Audentes’ presentation of non-clinical data and the timing and nature of Audentes’ preclinical studies, clinical trials and manufacturing activities. In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should”, “predict”, “goal”, “strategy”, “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,”

“expect,” “seek” and similar expressions and variations thereof. These words are intended to identify forward-looking statements. Astellas and Audentes have based these forward-looking statements on current expectations and projections about future events and trends that they believe may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of Astellas and Audentes, but there can be no guarantee that such expectations and projections will prove accurate in the future.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may differ materially from current expectations because of risks associated with the effects of disruption from the transactions contemplated by the merger agreement on Audentes’ business and the fact that the consummation of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; and the risk that stockholder litigation in connection with the offer or the merger may result in significant costs of defense, indemnification and liability. Moreover, Astellas and Audentes operate in very competitive and rapidly changing environments, and new risks emerge from time to time. Although Astellas and Audentes believe that the expectations reflected in such forward-looking statements are reasonable, Astellas cannot guarantee future events, results, actions, levels of activity, performance or achievements, business and market condition and the timing and results of biotechnology development and potential regulatory approval. Forward-looking statements are also subject to risks and uncertainties pertaining to the business of Audentes, including those set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Audentes’ Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, which are on file with the SEC and available on the SEC’s website at www.sec.gov. In addition to the risks described above and in Audentes’ other filings with the SEC, other unknown or unpredictable factors could also affect Audentes’ and Astellas’ results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. The information contained in this document is provided only as of the date hereof, and no party undertakes any obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

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Contacts for inquiries or additional information:

Astellas Pharma Inc.

Corporate Communications

TEL: +81-3-3244-3201 FAX: +81-3-5201-7473

Audentes Therapeutics, Inc.

Media Contact:

Sarah Spencer

TEL: +1-415-957-2020 Email: sspencer@audentestx.com

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